EXHIBIT 23.3

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                                                PricewaterhouseCoopers LLP
                                                Southwark Towers
                                                32 London Bridge Street
                                                London SE1 9SY
                                                Telephone +44 (0) 20 7583 5000
                                                Facsimile +44 (0) 20 7822 4652

The Directors
Gracechurch Card Funding (No. 3) PLC
London

March 25, 2003

Dear Sirs

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use of this Registration Statement on Form F-1 (Appendix A) of our report dated 24 March 2003 relating to the balance sheet of Gracechurch Card Funding (No. 3) PLC as at 24 March, 2003, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Yours sincerely

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

London, England
March 25, 2003


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[LOGO]

                                                PricewaterhouseCoopers LLP
                                                Southwark Towers
                                                32 London Bridge Street
                                                London SE1 9SY
                                                Telephone +44 (0) 20 7583 5000
                                                Facsimile +44 (0) 20 7822 4652

The Directors
Barclaycard Funding PLC
54 Lombard Street
London
EC3P 3AH

March 25, 2003

Dear Sirs

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form F-1 (Appendix D) of our report dated 25 March 2003 relating to the consolidated financial statements of Barclaycard Funding PLC for the year ended December 14, 2002, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Yours sincerely

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

London, England
March 25, 2003